                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 --------------

                                    FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                             LIFECODES CORPORATION
   -------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                Delaware                                   52-1823048
-------------------------------------------        -------------------------
 (State of Incorporation or Organization)               (I.R.S. Employer
                                                        Identification No.)

 If this form relates to the               If this form relates to the
 registration of a class of securities     registration of a class of securities
 pursuant to Section 12(b) of the          pursuant to Section 12(g) of the
 Exchange Act and is effective             Exchange Act and is effective
 pursuant to General Instruction           pursuant to General Instruction
 A.(c), please check the following         A.(d), please check the following
 box. | |                                  box. |X|

Securities Act registration statement file number to which
this form relates:                                              333-59271
                                                               -----------
                                                             (If applicable)

Securities to be registered pursuant to Section 12(b) of the Act:

        Title of Each Class                   Name of Each Exchange on Which
        to be so Registered                   Each Class is to be Registered
        -------------------                   ------------------------------

  -----------------------------------     -------------------------------------

  -----------------------------------     -------------------------------------


Securities to be registered pursuant to Section 12(g) of the Act:

                     Common Stock, par value $.10 per share
-------------------------------------------------------------------------------
                                (Title of Class)


-------------------------------------------------------------------------------
                                (Title of Class)

Item 1.  Description of Registrant's Securities to be Registered

         A description of the Registrant's Common Stock, par value $.10 per share, to be registered hereby, is contained in the Registrant's Form S-1 Registration Statement, filed with the Securities and Exchange Commission on July 17, 1998 (Registration No. 333-59271), as amended, pursuant to the Securities Act of 1933, as amended (the "S-1 Registration Statement"), and such information is incorporated herein by reference.

Item 2.  Exhibits

1. Form of Amended and Restated Certificate of Incorporation of the Registrant. (Incorporated by reference to Exhibit 3.1 to the S-1 Registration Statement).
2. Amended and Restated Bylaws of the Registrant. (Incorporated by reference to Exhibit 3.2 to the S-1 Registration Statement).
3. Specimen Certificate representing the Common Stock. (Incorporated by reference to Exhibit 4.1 to the S-1 Registration Statement).

                                   SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                           LIFECODES CORPORATION

Date: September 3, 1998                    By:  /s/ Walter O. Fredericks
                                           -------------------------------------
                                           Walter O. Fredericks
                                           President and Chief Executive Officer